UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 10, 2006


                              PARQUE LA QUINTA ESTATES
             ______________________________________________________
               (Exact Name of Registrant as Specified in Charter)


             NEVADA                   000-51575                 88-0409165
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                            6767 W. Tropicana Avenue
                                    Suite 207
                                Las Vegas, Nevada
                                   89103-4754
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                  (702) 248-1027
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
         _____________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

     On July 10, 2006, our board of directors declared a 2.5 for 1 stock dividend to our stockholders of record as of July 24, 2006. The 2,200,000 shares of stock currently outstanding will become 7,700,000 shares. No fractional shares will be issued and the fractional share, if any, will be rounded up to the next whole share. The transfer agent will deliver or cause to be delivered the dividend shares to our stockholders entitled thereto on or about July 26, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 10, 2006


                                    PARQUE LA QUINTA ESTATES


                                    By: /s/ BONITA R. ALVEREZ
                                        ______________________
                                            Bonita R. Alverez
                                            President